Exhibit 99.1

Investor Presentation June 2021 Tracy PagliaraRandy Lay President and CEOSenior VP & CFO NYSE American: WLMS Your Trust. Our Passion. Company Confidential

Cautionary Notes Forward-looking Statement Disclaimer This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s ability to perform in accordance with guidance, build and diversify its backlog and convert backlog to revenue, realize opportunities, including receiving contract awards on outstanding bids and successfully pursuing future opportunities, benefit from potential growth in the Company’s end markets, including the possibility of increased infrastructure spending by the U.S. federal government, and successfully achieve its growth and strategic initiatives, including decreasing the Company’s outstanding indebtedness, future demand for the Company’s services, and expectations regarding future revenues, cash flow, and the Company’s Indian Point project opportunity, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, some of which have been, and may further be, exacerbated by the COVID-19 pandemic, including the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; exposure to market risks from changes in interest rates; failure to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including its expansion into international markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions; the loss of one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; the failure of the U.S. Congress to pass infrastructure-related legislation benefiting the Company’s end markets; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors; compliance with environmental, health, safety and other related laws and regulations; limitations or modifications to indemnification regulations of the U.S. or Canada; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of general economic conditions including the current economic disruption and any recession resulting from the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; the impact of natural disasters and other severe catastrophic events (such as the ongoing COVID-19 pandemic); the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock on the market price of such stock; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section of the Annual Report on Form 10-K for its 2020 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation. 2 Company Confidential

Overview & Investment Thesis A leading provider of infrastructure-related construction and maintenance services for blue-chip customers in the energy & industrial markets Operations fully restructured, driving improved financial performance/outlook Tremendous market opportunity with low-risk business model More than 85% of contracts T&M Demand largely immune to economic cycles and geopolitical disruptions De minimis receivables collection and warranty risk Solid and growing backlog – with comprehensive strategic plan in place to further diversify the Company and penetrate new end markets Backlog as of May 31, 2021 approximately $635 million Approximately $300 million of high-probability pipeline outstanding, of which additional $100+ million expected to be booked as backlog in 2021 Significant cash flow from operations, with minimal capital expenditures, and over $200 million of operating losses (NOLs) that reduce cash tax obligations Completed refinancing – strengthening financial flexibility and lowering interest expense Uplisted to the NYSE American Stock Exchange Market Capitalization$130M 52-Week Price Range$1.04 - $5.29 Recent Price$5.19 Average Volume (3 mo.)230,000 Common Shares Outstanding25.3M Ownership:Institutions55% Insiders24% 3 Company Confidential

Some Historical Perspective A restructured, streamlined, focused company… New leadership hired to realign business operations & drive growth Finalized sale and closure of non-core operations in 2016-18 Relocated HQ in 2018 — eliminated 30 permanent positions and reduced SG&A by $17.6M Implemented enhanced corporate governance structure with updated internal controls; eliminated material weaknesses Put in place strategic growth initiatives to penetrate new markets and diversify backlog Recapitalized balance sheet, refinanced credit facilities and uplisted to the NYSE American Stock Exchange 4 Company Confidential

A Diverse Array of Infrastructure Offerings Capital and maintenance and modification projects and new construction Outages, shutdowns and turnarounds Capital construction and upgrades Staff and craft labor Welding, machining, safety and quality services Emergency repair services Civil, mechanical and electrical installation and repairs Boiler/steam generator service and repair Substations Protective coatings and linings Insulation Pumping stations, blowers Asbestos and lead paint abatement Roofing and siding systems Material condition upgrade programs Fire protection systems Valve & turbine maintenance and repairs Wastewater system maintenance and upgrades Nuclear Plants Pulp & Paper Mills Fossil Plants 5 55 Company Confidential Energy Delivery (Tunnels) Wastewater Treatment Plants

End Markets and Existing / Target Customers Nuclear ENERGY Power US / CanadaDecommissioning & Fuel HandlingFossil Energy Delivery NY Office (Con Ed)NE Gas Distribution/ T&DSE T&D/ Storm Hardening INDUSTRIAL Water / WastewaterPulp & PaperChemical Government / Other

Extensive Geographic Reach



Energy Northwest
Richland, WA
SONGS
Pendleton, CA
AEP Cook
Berrien County, MI
Bruce Power
Port Elgin, ON
OPG
Pickering, ON
Regional Office
New York, NY
Pilgrim
Plymouth, MA
ConEd
New York, NY
Eversource
Norwalk, CT
Holtec & CDI
Camden, NJ
Oyster Creek
Lacey Township, NJ
Peach Bottom
Delta, PA
Pixel
Chillicothe, OH
Watts Bar
Spring City, TN
GUBMK
Knoxville, TN
Browns Ferry
Athens, AL
Sequoyah
Soddy-Daisy, TN
Corporate Headquarters
Tucker, GA
Vogtle
Waynesboro, GA
Hatch
Baxley, GA
JEA
Jacksonville, FL
Clay County Utility Authority
Middleburg, FL
TOOP
Orange Park, FL
Florida Power & Light
Jensen Beach, FL
GRU
Gainesville, FL
Regional Office
Jacksonville, FL
Farley
Dothan, AL
WestRock
Cottonton, AL
Entergy
Jackson, MS
Entergy
River Bend Station, LA
Haldor Topsoe
Pasadena, TX
Regional Office
Houston, TX
Regional Office
Nuclear
Fuel Storage / Decommissioning
Fossil, Energy Delivery & Renewables
Chemical
Water
Pulp & Paper

7

Company Confidential

Addressable Market Opportunities 2021 through 2025

Growth Strategy Underway Nuclear Entire Life Cycle of Nuclear Services – Leverage expertise as only provider of entire life cycle of nuclear services – new construction, maintenance, projects and decommissioning USA Over 40 years’ experience with nuclear projects, maintenance and construction Vogtle Plants 3&4 under construction Continue to grow nuclear work with TVA, Southern Nuclear, NextEra, Entergy and other nuclear utilities Canada Bruce Power and Ontario Power Generation are key customers Established physical presence in Ontario area with office in Port Elgin (local management and labor) Fuel Storage / Decommissioning Strong relationship with CDI and Holtec, leading providers of fuel storage/decommissioning services Significant long-term projects now moving forward at multiple sites Energy Delivery Significant potential Energy Delivery opportunities regarding natural gas and electrical grid upgrades Mandatory spend on Florida storm hardening capital projects Pressing imperative for Northeast natural gas distribution capital improvements Increasing demand for grid modernization and potential infrastructure spending authorization at federal level Industrial Expanding footprint in wastewater business (Florida) – adding new customers and geographies Significant favorable market dynamics due to national water infrastructure needs Heavier emphasis on pulp & paper business growth and development Current focus on chemical (tied to natural gas liquids and cheap feedstocks) maintenance & capital projects Pursuing government work, including DOD/DOE nuclear materials facilities that are near existing customer sites Well positioned to more than offset Vogtle project completion in 2022

Market Trends Align with Growth Objectives Williams will benefit from trends in clean energy and infrastructure spending… Nuclear power now seen as viable alternative to carbon-emitting energy generation across the globe Expectation of increased focus and visibility on nuclear as stable clean energy source in North America New small modular nuclear reactor technology developments appear promising Company well-positioned to capitalize on growth opportunities as Congress and the Administration plan to invest in upgraded infrastructure Water/Wastewater business is already seeing significant growth in 2021 Prior experience and growth initiatives in place to participate in strengthening of electric grid, including T&D Bill Gates: “Nuclear power will ‘absolutely’ be politically acceptable again — it’s safer than oil, coal, and natural gas.” 10 Company Confidential

Revenue Gains, Continue, Even During Pandemic ($ in millions) $315.0 $245.8 $269.1 Contract Type Fixed-price 11% $187.0$188.9 Cost-plus 89% 20172018201920202021E Canada and fuel storage/decommissioning continue to drive growth opportunities Vogtle 3&4 construction a much lower percentage of go-forward business; diversification strategy yielding results Opportunities abound in water/wastewater, nuclear and energy delivery High percentage of cost plus contracts limits delivery risk 2021E represents midpoint of guidance 11 Company Confidential

Backlog Diversification Ongoing ($ in millions) Total Backlog by End Market: $494.9M December 31, 2019 Total Backlog by End Market: $443.9M December 31, 2020 Canada 6% Energy Delivery 1% Canada 2% Energy Delivery 3% Industrial 2% Fuel Storage / Decommissioning 24% Fossil 13% Fuel Storage / Decommissioning 48% Fossil 10% Nuclear 36% Nuclear 54% Vogtle 3 & 4 backlog: $155.0M Industrial 1% Vogtle 3 & 4 backlog: $30.7M Diversification Underway to Replace Vogtle Business – Backlog as of May 31, 2021 approximately $635 million 12 Company Confidential

Large Reductions in Cost Achieved ($ in millions) Selling, General and Administrative Expenses $33.7 $32.5 Over 25% Decrease $25.2 $24.3 $25.2 20172018201920202021E 2021E represents midpoint of guidance (8% of revenue) Adjusted for one-time items, 2020 SG&A was $23.0 million, or 8.6% of sales 13 Company Confidential

Execution Drives Improved Results ($ in millions) Adjusted EBITDA (1) AdjustedReported $14.7(2) $12.6 (2) $14.3 $17.0 $11.5 (2) $9.7 -$6.0 -$11.7 20172018201920202021E 2021E represents midpoint of guidance Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results. Non-recurring/restructuring operating adjustments for 2020 --$0.4M; 2019 - $2.9M; and 2018 - $17.6M 14 Company Confidential

Refinancing Complete; De-levering Underway Anticipate strong cash flow in 2021 Generated $17.4 million of operating cash in the fourth quarter of 2020 o Debt reduced by $9.3 million in Q4 and $12.1 million for full year o First time in over 5 years that the Company used operating cash flow to pay down debt – with more to come $221 million in remaining NOLs minimize cash tax requirements Reduced interest expense Low capex Effective working capital management 2020 refinancing provides adequate liquidity Up to $50 million term loan facility --$35 million drawn $30 million revolving credit facility Strategy in place to de-lever Company and strengthen capital structure

2021 Outlook* Fiscal 2021 Guidance Includes Top Line Growth and Solid Underlying Results Financial Priorities: Diversify backlog Keep expenses low Improve working capital Leverage operating structure Reduce debt * Guidance initially provided February 8, 2021 1Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results.

2021 IR Activities & Outreach Uplisting to NYSE American was culmination of restructuring period and broadened base of potential investors Completion of refinancing an important milestone Sell side research driving renewed interest after successful 2020 Investor calls and virtual meetings very active Plan for greater conference participation in 2021 o Sidoti – May 20 o UBS – June 8 o Jefferies – August 3 o Colliers – September 9 Company recognized as dynamic turnaround and growth story

Investment Highlights Solid, diversified backlog in robust, recession-resistant markets o Blue chip customer base set to benefit from infrastructure spending o Backlog certainty (rare project delays or cancellations) o Low risk profile in terms of T&M mix and A/R collection o Minimal capital expenditures o Limited warranty exposure Company streamlined & focused – on track for solid, diversified growth and improved bottom line results Committed to strengthening balance sheet through cash flow generation, with significant NOLs to offset cash taxes Completed refinancing and rights offering Uplisted to NYSE American Stock Exchange – opening up Company to a broader, more institutional investor base 18 Company Confidential

Supplemental Information Adjusted EBITDA Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U.S. Securities and Exchange Commission. Adjusted EBITDA is the sum of the Company’s net income (loss) before interest expense, net, and income tax (benefit) expense and unusual gains or charges. It also excludes non-cash charges such as depreciation and amortization. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and unusual gains or charges (stock-based compensation, severance costs, other non-recurring expenses, franchise taxes, loss on other receivables, consulting expenses, bank fees, foreign currency (gain) loss, loss on extinguishment of debt and settlement expenses), which are not always commensurate with the reporting period in which such items are included. Williams’ credit facility also contains ratios based on EBITDA. Adjusted EBITDA should not be considered an alternative to net income or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. Note Regarding Forward-Looking Non-GAAP Financial Measures The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis. Your Trust. Our Passion.

2021 Q1 Performance Three Months Ended March 31, ($ in thousands, except share and per share amounts)20212020 Revenue$60,851$66,147 Cost of revenue54,75359,238 Gross profit6,0986,909 Gross margin10.0%10.4% Selling and marketing expenses211138 General and administrative expenses6,3116,200 Depreciation and amortization expense4141 Total operating expenses6,5636,379 Operating income (loss)(465)530 Operating margin(0.8)%0.8% Interest expense, net1,2931,533 Other income, net(360)(122) Total other expense, net9331,411 Loss from continuing operations before income tax(1,398)(881) Income tax expense18548 Loss from continuing operations(1,583)(929) Loss from discontinued operations before income tax(79)(54) Income tax expense1918 Loss from discontinued operations(98)(72) Net loss$(1,681)$(1,001) Basic loss per common share Loss from continuing operations$(0.06)$(0.05) Loss from discontinued operations(0.01)— Basic loss per common share$(0.07)$(0.05) Diluted loss per common share Loss from continuing operations$(0.06)$(0.05) Loss from discontinued operations(0.01)— Diluted loss per common share$(0.07)$(0.05) Weighted average common shares outstanding (basic)24,933,89420,347,661 Weighted average common shares outstanding (diluted)24,933,89420,347,661 20 Company Confidential

2021 Q1 Adjusted EBITDA Reconciliation Three Months Ended March 31, (in thousands)20212020

22 22 Company Confidential 2020 Performance Year Ended December 31, ($ in thousands, except share and per share amounts) 2020 2019 Revenue $ 269,051 $ 245,787 Cost of revenue 235,035 214,887 Gross profit 34,016 30,900 Gross margin 12.6% 12.6% Selling and marketing expenses 569 587 General and administrative expenses 23,721 24,583 Depreciation and amortization expense 187 301 Total operating expenses 24,477 25,471 Operating income 9,539 5,429 Operating margin 3.5% 2.2% Interest expense, net 6,083 6,032 Loss on extinguishment of debt 1,455 — Other income, net (1,367) (1,958) Total other expenses, net 6,171 4,074 Income (loss) from continuing operations before income tax expense 3,368 1,355 Income tax expense 1,385 333 Income (loss) from continuing operations 1,983 1,022 Loss from discontinued operations before income tax expense (benefit) (405) (234) Income tax expense (benefit) 40 (1,398) Income (loss) from discontinued operations (445) 1,164 Net income (loss) $ 1,538 $ 2,186 Basic earnings (loss) per common share Income (loss) from continuing operations $ 0.08 $ 0.05 Income (loss) from discontinued operations (0.02) 0.07 Basic earnings (loss) per common share $ 0.06 $ 0.12 Diluted earnings (loss) per common share Income (loss) from continuing operations $ 0.08 $ 0.05 Income (loss) from discontinued operations (0.02) 0.07 Diluted earnings (loss) per common share $ 0.06 $ 0.12 Weighted average common shares outstanding (basic) 23,676,458 18,700,107 Weighted average common shares outstanding (diluted) 24,217,997 18,922,012

23 23 Company Confidential 2020 Adjusted EBITDA Reconciliation ADJUSTED EBITDA - CONTINUING OPERATIONS Year Ended December 31, (in thousands) 2020 2019 Income (loss) from continuing operations $ 1,983 $ 1,022 Add back: Interest expense, net 6,083 6,032 Income tax expense 1,385 333 Depreciation and amortization expense 187 301 Stock-based compensation 2,503 1,595 Severance costs 421.00 1,314 Other non-recurring expenses — 241 Franchise taxes 267 255 Loss on other receivables — 189 Consulting expenses 194 585 Bank fees 314 685 Loss on extinguishment of debt 1,455 — Foreign currency (gain) loss (186) 20 Settlement expenses 129 — Adjusted EBITDA - continuing operations $ 14,734 $ 12,572 ADJUSTED EBITDA - CONTINUING OPERATIONS, EXCLUDING NON-RECURRING ITEMS Year Ended December 31, (in thousands) 2020 2019 Income (loss) from continuing operations $ 1,983 $ 1,022 Add back: Interest expense, net 6,083 6,032 Income tax expense 1,385 333 Depreciation and amortization expense 187 301 Stock-based compensation 2,503 1,595 Severance costs — — Other non-recurring expenses — — Franchise taxes 267 255 Loss on other receivables — 189 Consulting expenses 194 Bank fees 314 — Loss on extinguishment of debt 1,455 — Foreign currency (gain) loss (186) 20 Settlement expenses 129 — Adjusted EBITDA - continuing operations $ 14,314 $ 9,747

Nuclear Services Through Facility Lifecycle Capital construction projects Decontamination & demolition Steam generator support Reactor head maintenance Specialty coatings & welding Roofing Vessel & heat exchanger replacement General plant maintenance Decommissioning Plant modifications Systems modifications / upgrades Asbestos & lead abatement Valve maintenance & repairs Key Tools & equipment maintenance Maintenance Large Scale Projects Specialized Services Safety audits & hygiene Insulation Security screening / background investigations 24 Company Confidential